Exhibit 99.1

BM Technologies, Inc. created by the Business Combination of BankMobile Technologies & Megalith Financial Acquisition A Banking - as - a - Service pioneer, enabling non - banks to build financial services for their customers Proposed Divestiture and Combination of BankMobile Technologies & Megalith Financial Acquisition Corp. Investor Presentation December 2020 A Banking - as - a - Service pioneer, enabling non - banks to build financial services for their customers

2 | Disclaimer This presentation (the “Presentation”) contemplates the purchase by Megalith Financial Acquisition (“MFAC”) of BankMobile Tec hno logies, Inc. (“BankMobile” or the “Company”) from Customers Bank, by which BankMobile will become a subsidiary of MFAC (“the Transaction”). BankMobile is Not a Bank BM Technologies is Not a Bank and it does not provide banking services. BankMobile is a technology provider that facilitates dep osits and banking services between a customer and an FDIC insured partner bank. Any reference in this presentation to “banki ng” or “banking services” is in reference to BankMobile providing services between customers and a partner bank. The BankMobile bra nd and trademark is only used in reference to services being provided between a customer and an FDIC insured partner bank No Offer or Solicitation This Presentation is for informational purposes only and is neither an offer to sell or purchase, nor a solicitation of an of fer to sell, buy or subscribe for any securities, nor shall there be any sale, issuance or transfer of securities in any jurisdic ti on in contravention of applicable law. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 1 0 o f the Securities Act of 1933, as amended (the “Securities Act”), or an exemption therefrom. Forward - Looking Statements In addition to historical information, this presentation may contain ”forward - looking statements” within the meaning of the ”saf e harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward - looking statements include statement s with respect to Customers Bancorp, Inc.’s strategies, goals, beliefs, expectations, estimates, intentions, capital raising efforts , f inancial condition and results of operations, future performance and business. Statements preceded by, followed by, or that i ncl ude the words “may,” “could,” “should,” “pro forma,” “looking forward,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “ pla n,” or similar expressions generally indicate a forward - looking statement. These forward - looking statements involve risks and un certainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond Customers Banco rp, Inc.’s control). Numerous competitive, economic, regulatory, legal and technological events and factors, among others, could ca use Customers Bancorp, Inc.’s financial performance to differ materially from the goals, plans, objectives, intentions and expect ati ons expressed in such forward - looking statements, including: the adverse impact on the U.S. economy, including the markets in wh ich we operate, of the coronavirus outbreak, and the impact of a slowing U.S. economy and increased unemployment on the performance of our loan and lease portfolio, the market value of our investment securities, the demand for our products and services and the availability of sources of funding; the effects of actions by the federal government, including the Board of Governors of the Fe deral Reserve System and other government agencies, that effect market interest rates and the money supply; actions that we a nd our customers take in response to these developments and the effects such actions have on our operations, products, services and cus tomer relationships; the effects of changes in accounting standards or policies, including Accounting Standards Update (ASU) 201 6 - 13, Financial Instruments — Credit Losses (CECL); and, our ability to divest BankMobile on terms and conditions acceptable to us, in t he timeframe we currently intend, and the possible effects on our business and results of operations of a divestiture of Bank Mob ile or if we are unable to divest BankMobile for an extended period of time. Customers Bancorp, Inc. cautions that the foregoing factors a re not exclusive, and neither such factors nor any such forward - looking statement takes into account the impact of any future event s. All forward - looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncerta int ies related to our business, you are encouraged to review Customers Bancorp, Inc.’s filings with the Securities and Exchange Comm iss ion, including its most recent annual report on Form 10 - K for the year ended December 31, 2019, subsequently filed quarterly rep orts on Form 10 - Q and current reports on Form 8 - K, including any amendments thereto, that update or provide information in addition to t he information included in the Form 10 - K and Form 10 - Q filings, if any. Customers Bancorp, Inc. does not undertake to update any forward - looking statement whether written or oral, that may be made from time to time by Customers Bancorp, Inc. or by or on beh alf of Customers Bank, except as may be required under applicable law. This does not constitute an offer to sell, or a solici tat ion of an offer to buy, any security in any state or jurisdiction in which such offer, solicitation or sale would be unlawful. Industry and Market Data The information contained here also includes information provided by third parties, such a market research firms. In particular, BankMobile has relied upon independent research from Accenture, ARK Investment Management LLC, FactSet Research Systems, FT Partners Research, PWC & S&P Global Market Intelligence for market and industry information to be used by BankMobile . None of MFAC, the sponsor of MFAC, BankMobile, BMT, Customers Bank and its affiliates and any third parties that provided inf ormation to MFAC or BankMobile, provide guarantees of the accuracy, completeness and timeliness or availability of the information. None of MFAC, BankMobile, Customers Bank nor any of their respective affiliates, nor any of the research providers, are responsible f or any errors or omissions or conclusions form the use of such content. Non - GAAP Financial Measures This Presentation includes certain non - GAAP financial measures that management reviews to evaluate its business, measure its per formance and make strategic decisions. Management believes that such non - GAAP financial measures provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. EBITDA is a non - GAA P financial measure that represents net income prior to interest expense, net, other expense, net, income taxes, and deprecia tio n and amortization, as adjusted to add back certain non - cash and non - recurring charge. EBITDA and any other ratio or metrics derived t herefrom are financial measures not calculated in accordance with GAAP and should not be considered as substitutes for revenu e, net income, operating profit, or any other operating performance measure calculated in accordance with GAAP. Using these non - GAAP fi nancial measures to analyze the business would have material limitations because their calculations are based on the subjecti ve determination of management regarding the nature and classification of events and circumstances that investors may find signi fic ant. In addition, although other companies in its industry may report measures titled EBITDA or similar measures, such non - GAAP financial measures may be calculated differently from how management calculates its non - GAAP financial measures, which reduces t heir overall usefulness as comparative measures. Because of these limitations, you should consider EBITDA alongside other fin anc ial performance measures, including net income and other financial results presented in accordance with GAAP.

Table of Contents I. Introduction II. Transaction Summary III. BankMobile Overview IV. Financial Information V. Appendix

4 | Management Presenting Luvleen Sidhu CEO and Co - Founder Bob Ramsey Chief Financial Officer Industry Experience 20+ Years Industry Experience 9+ Years FinTech Woman of the Year (1) • Luvleen Sidhu is the Chief Executive Officer and Co - Founder of BankMobile • After graduating from Harvard and Wharton she was a management consultant at Booz & co. in their financial services practice • Sidhu is a recognized leader in the industry and was named one of Crain’s New York Business 2020 40 Under 40 and a “Rising Star in Banking & Finance” in 2020 • Before attending business school at Wharton, she was analyst at Neuberger Berman and also worked as a director of corporate development at Customers Bank. While at the company, Sidhu introduced several growth projects, including partnering with a New York City - based start - up to improve the banking experience through innovative technology • Sidhu has been featured regularly in the media including on CNBC, Bloomberg Radio, Yahoo Finance, Fox News Radio and in The Wall Street Journal, Forbes.com, American Banker, Crain’s New York, FoxNews.com, among others • As BankMobile's Chief Financial Officer, Bob Ramsey oversees the bank’s financial operations, including planning, risk, and reporting • Prior to joining BankMobile , Ramsey served as senior equity research analyst at FBR Capital Markets, where he covered community banks, regional banks, super - regional banks, consumer finance and fintech companies during his 13 - year tenure • Ramsey is a Chartered Financial Analyst (CFA). He holds a Bachelor of Arts degree in Managerial economics from Hampden - Sydney College and a Master of Business Administration degree from the College of William and Mary 1) 2019 LendIt Fintech Industry Awards

5 | Other Key Developments Q3 2020 Update Higher Ed Business Adapts to COVID Q3 Financial Overview Continued focus on Operating Leverage Strong Growth • Q3 pro forma core revenue of $18.2mm, represents 19.5% YoY growth (1) • Q3 pro forma core EBITDA of $3.6mm (1) • YTD pro forma core EBITDA of $2.0mm (1) • Q3 End of Period (EOP) serviced deposits rise to $944mm, represents 42% YoY growth • Q3 Card Spend of $741mm, represents 24% YoY growth • Strong growth in new businesses (White Label & Workplace) with rapidly improving account metrics • 150K new accounts LTM (9/30/20) • EOP serviced deposit balances up ~150% per account YoY • Quarterly Card Spend per account increased 60% YoY • Expect 99.7% retention of disbursement services by campuses this year • NACUBO reports that more than half of higher ed institutions are offering remote options for some or all classes, impacting the amount of students on campus (2) • Disbursement dollars are highly persistent as Aug. & Sept. down only ~1.6% YoY ($2.87B vs $2.91B) while YTD serviced organic deposits have grown 32% and end of period Q3 serviced deposits are up 8% YoY • Corporate restructuring, implementation of automation projects, and vendor negotiations lead to projected $1.7mm of Q4 savings and annualized $7mm of savings starting in 2021 • Expected realization of $10mm annualized expense savings in 2020 resulting from vendor negotiations and contract restructurings in 2019 • T - Mobile Money product has been extended to the entire Sprint customer base • Officially launched Workplace Banking vertical in Q3 with BenefitHub , one of the largest HR benefits marketplaces with access to over 6 million potential customers • Hired Jamie Donahue as Chief Digital Officer. Jamie was formerly Head of Cloud Architecture, Engineering & Delivery at Finastra. 1) Pro forma core revenue and EBITDA are non - GAAP measures. Please refer to reconciliation on slide 45 2) NACUBO Flash Poll: Fall 2020 Institutional Plans; NACUBO is National Association of College and University Business Officers

6 | Where Does BankMobile Technologies Stand Today? Delivering Full - Featured Digital Banking Platform to Large Scale Non - Bank Partners x Customer - centric approach x Provides an affordable, easy - to - use product x Simplifies banking for the consumer x Creates customers for life with full suite of banking products, including checking, savings, personal loans, credit cards and student refinancing x Creates attractive returns x Proprietary Banking - as - a - Service (“BaaS”) technology x Allows for greater speed and cost effectiveness in bank roll out for partners x High - volume, low - cost customer acquisition model x Serves ~1 in 3 U.S. students on approximately 725 campuses (4) x Launched partnership with T - Mobile via the T - Mobile MONEY checking account x Planned 2021 launch of digital bank account with Google Pay x Over 2M accounts (1) x ~300K accounts opened annually (2) x ~$944M in serviced deposits as of 9/30/20 x $49M in pro forma core revenue YTD x $2.0M YTD pro forma core EBITDA (3) One of America’s Largest Digital Banking Platforms… …Award Winning Banking Technology, Focused on Banking Services for Millennials & Middle Income Americans… Expert in B2B2C Banking… 1) Data as of 9/30/2020 2) Per BankMobile management 3) EBITDA is a Non - GAAP financial measure; see page 45 and 46 for reconciliations to GAAP financial measures and disclaimers on forward looking financials 4) Based on market share for Signed Student Enrollments (“SSEs”) (the number of students enrolled at higher - ed institutions); Assumes ~3M SSEs are considered non - addressable (beauty schools, trucking schools, etc.); Data per BankMobile’s internal sales database and estimated student market size and National Center for Education Statistics “Enrollment and Employees in Postsecondary Institutions, Fall 2015; Financial Statistics Academic Libraries, Fiscal Year 2015”, February 201 7

7 | Consumers Are Recalibrating Their Banking Needs New Digital Options, Remote Necessities and Poor Customer Experiences Are Driving Change 1) Accenture Consumer Retail Banking Survey Summary, July 2017 2) PWC Consumer Banking Survey, 2019 3) Forbes, “Consumers Shelled Out $1B in Monthly Bank Maintenance Fees”, 2019 1 in 2 consumers switch their primary banks due to discounts and promotions on fees (1) 1 in 3 consumers switch primary banks for a better interest rate on their deposits (2) 50% of consumers likely will not open their next account with the bank they currently use (2) 63% of consumers are using mobile channels more frequently (2) 59% of employees claim financial or money challenges as the #1 cause of stress in their lives (4) 10% of income spent on fees charged by payday lenders and other financial service providers (5) x 1 in 3 Americans live paycheck to paycheck x Americans pay $34B a year in overdraft fees x The average overdraft fee is $33.36 x Big banks require at least $1,500 in a basic checking account to waive their monthly maintenance fee, which averages $10.99 x Women pay 18% more in overdraft fees than men (five per year) due to lower - than - average earnings x The average fee to withdraw money from an out - of - network ATM has hit a record high of $4.72 , up 33% over the past decade Consumer Preferences are Changing, with Banks Slow to Adapt Consumers are Looking for an Affordable Banking Alternative (3)(5) 4) PWC Employee Wellness Survey, 2019 5) The Cornerstone Performance Report, 2017

8 | Non - Banks Want to Engage Customers via Financial Services Higher - Ed, Retailers and Large Employers All Have Untapped Financial Use Cases Higher - Ed Institutions Higher - Ed institutions send tens of billions in payments each year to students, creating administrative complexity and resulting in high overhead costs Large employers struggle with implementing and integrating financial wellness capabilities into their existing HR strategy Large Employers Onerous and complex regulations regarding disbursement of federal funds Inefficient and expensive processing, fulfilment and reconciliation of student loan refund disbursements Time - consuming interactions between schools, staff and students Employers struggle to retain talent when their staff are not thriving financially Human resources departments lack compelling financial wellness programs for their employees Tighter labor markets have created an acute talent shortage, requiring employers to differentiate Consumer - centric brands constantly refine strategies to better attract, engage and retain customers Consumer Focused Brands Traditional retailers struggle to differentiate in a commoditized market without creating “race - to - the - bottom” Lack of passive income opportunities and centralized consumer data aggregation Competition and changing customer expectations are exposing undifferentiated rewards programs

9 | BankMobile Solves Multiple Parties’ Pain Points in One Solution Resulting in High - Volume, Low - Cost Customer Acquisition B2B2C Approach Examples of BankMobile Solutions within 3 Verticals x Distribute financial aid refunds and other disbursements x Eliminate administrative burden and complexity x Offer students access to banking services x Reduce processing costs annually by ~$125K / year (1) x Offer financial services through white - label partnerships (2) x Attract customers by improving banking experience in historically - underserved segments x Deliver customizable, partner branded rewards and special offers to further drive loyalty x Create net - new, passive revenue streams for partners with lower customer attrition x Deploy differentiated financial services in conjunction with financial wellness strategy x Represents the first benefit that earns employee's money via interest - bearing accounts, no fees and unique cost - saving opportunities x Easily accessible benefits through HR portal Higher - Ed Banking White - Label Banking Workplace Banking 1) Compared to existing campus processing costs; Approximation based on internal BankMobile estimates 2) Deposits are held with bank partner Bank Partners Planned Launch in 2021

10 | BankMobile Evolving into a Premier Brand Fast Growing Digital Banking Technology Platforms 2020+: Rapid Expansion 2015 - 2017: Early Days x BankMobile founded in 2015 to “digitize” the traditional banking experience Product Higher - Ed x Acquired Higher One’s Student Checking and Refund Disbursement Business x Integrated new functionality and technology x Repositioned the business (fees, compliance) BankMobile Evolution and Continued Growth Elements Well - positioned for long - term growth and continued EBITDA margin expansion 2018 – 2020: Business Model and Product Innovation x Partnered to launch T - Mobile MONEY x T - Mobile MONEY extended to Sprint customers Partnerships Platform x Focused on expanding B2B2C strategy x Collaboration with Google Pay announced August 3 rd – Will plan to launch in 2021 x Continue to acquire new Higher - Ed clients x Further expand within existing customer base x Continue to Add additional White - Label Partners x Invest in strategic M&A opportunities Long - Term Growth x BankMobile invested heavily to create its Banking - as - a - Service Investment x Built out the technological infrastructure to roll out white - label checking, savings, Point - of - Sale (“POS”) financing, credit card, personal loans and student refinance Technology Direct - To - Consumer Higher - Ed Higher - Ed Higher - Ed Higher - Ed Pipeline of White - Label and Strategic Partnerships Today Note: BM Technologies is Not a Bank and does not provide banking services. BankMobile is a technology provider that facilitates deposits and banking services between a customer and an FDIC insured partner bank. A ny reference in this presentation to “banking” or “banking services” is in reference to BankMobile providing services between a customers and a partner bank. The BankMobile brand and trademark is only used in reference to s er vices being provided between a customer and an FDIC insured partner bank. The BankMobile brand is only used in reference to services provided in collaborati on with an FDIC insured sponsor bank.

11 | ▪ Customers has entered into a definitive agreement to divest BankMobile Technologies Transaction Structure (1) ▪ Transaction valued at an implied post - money enterprise value of $140mm (2) , which equates to 1.3x multiple on 2021E Revenue of $104.0mm (3) 6.5x multiple on 2021E EBITDA of $21.5mm (3) Valuation ▪ Transaction to be funded through a combination of MFAC common stock, cash held in the MFAC trust account, proceeds received from newly issued shares through a PIPE transaction and assumed debt of $40mm (2) ▪ Pro forma net leverage of 4.2x based upon 2020E pro forma core EBITDA of $3.8mm (3)(4) Cap Structure & Leverage ▪ Customers Bancorp will own 0.0% ▪ Customers Bancorp shareholders are expected to own 47.3% (5) ▪ SPAC acquiror’s public equity investors are expected to own 25.5% (5) ▪ Shares issued to PIPE Investors are expected to own 27.2% (5) Pro Forma Ownership ▪ The post - closing company is expected to be named BM Technologies, Inc. ▪ The post - closing public company will be listed on the NYSE American with the ticker BMTX Listing 1) See “Proposed Transaction Structure” on slide 44 and “Proposed Capitalization and Ownership” on slide 43 2) See “Proposed Capitalization and Ownership” on slide 43 for calculation; Reflects debt prior to partial paydown from cash in MFA C’s trust account 3) Pro forma core revenue and EBITDA are set forth on “Income Statement History and Forecast“ and “Reconciliation to Non - GAAP Finan cial Measures” on slides 23, 33 and 46, respectively 4) Net leverage defined as net debt at closing / 2020E pro forma core EBITDA; See “Reconciliation to Non - GAAP Financial Measures” o n slide 47 5) See ownership table on slide 43 “Proposed Capitalization and Ownership”; Analysis assumes $27.7 million cash held in the trust account by MFAC related to existing MFAC public stockholders (reflects current amount following the November 2020 shareholder redemption period), shares will remain outstanding and cash will be available for use in the Transaction; includes aggregate PIPE investment of $20.0mm; See slide 43 for materi al assumptions BankMobile Evolving into a Premier Brand

12 | Transaction Background Why is BankMobile Technologies (“BMT”) Being Divested? Why is BMT Positioned as an Independent Company? BMT - A standalone company Benefits of Divestiture Reasons for Divestment A. BankMobile Technologies (“BMT”), a subsidiary of Customers Bank (“Customers”), will be subject to reduced interchange income if it remains wholly - owned by CUBI, due to the Durbin Amendment (part of Dodd - Frank banking reform of 2011). When a bank crosses $10b in assets on December 31 st , it becomes subject to the Durbin Amendment, and interchange income is significantly reduced. Customers is now subject to the Durbin Amendment. B. Customers Bancorp (“CUBI”) has made recent strategic decisions to focus on its largest commercial lending lines of business. BMT is a smaller operating unit which focuses on retail deposit customers and retail banking - as - a - service ( BaaS ); BMT does not fit CUBI’s core commercial banking focus and is being divested. C. From a regulatory and business focus point of view, CUBI wishes to be a “Business oriented Community Bank.” . A. “Durbin Fee Challenge” B. Realigned Priorities & Focus C. Regulation 1) Customers is divesting BankMobile Technologies 2) BMT will also have debt outstanding held by CUBI in amount of $40 (1) million; which is also part of the purchase price paid (it is BM Technologies Inc.’s intention to pay off the debt as soon as possible) 3) Customers will contractually agree to provide the same Deposit Related Fees and Durbin Exempt Interchange Rate (Fees) through 2022 to enable BMT a stable “runway” of revenue while BMT establishes additional bank partnerships to replace CUBI 4) CUBI will have no role on management and no seats on the board of the pro forma company 5) CUBI will not retain a common equity ownership interest in the company as shares will be distributed directly to CUBI shareholders — there will be restrictions on the sale of shares distributed to CUBI shareholders for a period of 12 months after Closing (2) 6) A limited Transition Services Agreement will be signed prior to closing See Proposed Capitalization and Ownership and Proposed Transaction Structure on pages 43 and 44, respectively ▪ Remove Growth Constraints overlaid by parent ▪ Aligns management, board and investors primary focus without distraction of other businesses ▪ Enables BMT to more easily develop new bank partners who will enable BMT to offer credit and other financial products to existing customers. ▪ Enables BMT to be a technology provider to other chartered banks ▪ BMT becomes a stand alone FinTech company with its own capital sources and sector valuation metrics; and not governed by bank valuations ▪ Better positioned to capitalize on trends away from branch - based banking Independent Platform Better Positioned Transaction Related Customers Bank (“CUBI”) is divesting BMT 1 2 3 1) Reflects debt prior to partial paydown from cash in MFAC’s trust account 2) The Merger Consideration Shares will be subject to restrictions on sale and transfer for a period of twelve months following the Closing of the Business Combination, provided that these restrictions will end prior to such time upon the earlier of (1) the d ate after the Closing Date on which Megalith consummates a liquidation, merger, capital stock exchange, reorganization or other similar transaction with an unaffiliated t hir d party that results in all of Megalith’s stockholders having the right to exchange their shares of common stock for cash, se cur ities or other property, and (2) the date on which the closing sale price of Megalith’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, sto ck dividends, reorganizations and recapitalizations and the like) for any 20 trading days within any 30 trading day period comme nci ng at least 150 days after the Closing.

Business Overview

14 | Key Investment Highlights High - Volume, Low - Cost, Customer Acquisition Strategy 2 Our “Banking - as - a - Service” Delivers a Full - Featured Digital Banking Platform to Partners 4 Opportunity to Disrupt Massive U.S. Banking Market 1 Highly - Attractive Business Model 7 Attractive Distribution Channel Through Market Leadership Position in Higher Education 6 Unique Competitive Position 5 Collaborations with Large, Highly Attractive Brands 3

15 | Opportunity to Disrupt Massive U.S. Banking Market Banks Have Consolidated, but Fragmentation Remains High 1) Source: USBL “Banks Ranked by Total Assets”, June 2019. Asset Concentration in Banking, June 2019 (1) The BankMobile Solution BankMobile is able to capture deposits for Partner Banks from the dissatisfied customers of big banks and undercut smaller banks struggling with customer acquisition COMMUNITY BANKS (<$1B ASSETS) MEGA BANKS ($1T+ ASSETS) SUPER - REGIONAL BANKS ($250B - $1T ASSETS) CORE REGIONAL BANKS ($50B - $250B ASSETS) SMALL REGIONAL BANKS ($10B - $50B ASSETS) MICROBANKS ($1B - $10B ASSETS) TOP ~0.2% OF BANKS COVER ~50% OF ASSETS ALL OTHER BANKS COVER REMAINING ~50% 1 Industry - wide headwinds have driven significant asset consolidation, with big banks holding 50% of deposits and struggling with customer satisfaction while the 99.8% of other banks hold the other 50% of deposits, yet struggle to acquire customers at a low cost BankMobile is pairing with white - label partners and partner banks to beat large and small banks through high - volume, low - cost customer acquisition driven by its full - featured BaaS platform

16 | $250 $350 $250 $1,500 $1,500 $400 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 Credit Cards Retail Checking Accounts Consumer Lending High - Volume, Low - Cost Customer Acquisition Strategy Implemented B2B2C Approach in the Higher - Ed and Telecom Industry 1) ARK Investment Management LLC, “Customer Acquisition Costs Per Customer For Financial Products”, 2018 2) BankMobile’s CAC is calculated based on LTM total Marketing and Client Operations expenses net of subscription fees paid to BankMobile for HigherEd clients; divided by LTM newly active accounts 3) If the subscription fees paid by Higher Ed institutions to service their disbursements business were backed out of the net co st of acquisition, BankMobile’s CAC would be $26.78 BankMobile Customer Acquisition Estimated Industry Customer Acquisition Cost (1)(2) BankMobile achieves a lower Customer Acquisition Cost relative to others in the banking industry by leveraging its disruptive distribution model , which leverages its partners’ loyal customer base and brand affinity x BankMobile drives customer acquisition and marketing engine through a differentiated distribution model x Rapid penetration into partners’ loyal, ingrained customer base x Ability to leverage partners’ brand equity to establish trust and accelerate adoption x Derives significantly lower customer acquisition cost than a traditional bank by leveraging existing customer base 2 Implied CAC Cost Differential up to $1,490 BankMobile CAC: $9.63 (3)

17 | • BankMobile and T - Mobile partnered to launch T - Mobile MONEY in 2019 • Offers no account fees and 4% interest on balances up to $3k for T - Mobile customers • T - Mobile MONEY extended to the Sprint customers in August of 2020 • Contract was recently extended to 2023 with option to renew for additional 2 - year periods Relationship Overview Win – Win Relationship x Strong customer retention program for T - Mobile x New BankMobile customers (deposits for Partner Banks) Partnership Highlights “Traditional banks aren’t mobile - first, and they’re definitely not customer - first. As more and more people use their smartphones to manage money, we saw an opportunity to address another customer pain point,” said John Legere, former CEO of T - Mobile (April 2019) (1) 1) Per T - Mobile press release; Bye, “ Big Banks. Hello, T - Mobile MONEY Introducing Your No - Fee, Interest - Earning, Mobile - First Checking Account” – April 18 th , 2019; 2) Per T - Mobile press release; “It Pays (Literally) To Be With The Un - Carrier; Full T - Mobile MONEY Benefits Extend To Sprint Customers” – August 24 th , 2020 3a Collaborations with Large, Highly Attractive Brands White - Label Banking Case Study: T - Mobile MONEY “Today, more than ever, it is absolutely critical that people keep more of their hard - earned money in their pockets. T - Mobile MONEY customers get an industry leading return on their money, with zero fees, so they keep more, and grow more, the way it should be,” said Mike Sievert, CEO of T - Mobile (August 2020) (2)

18 | On August 3 rd 2020, BankMobile announced an execution of an agreement with Google to introduce digital bank accounts. Relationship Overview Highlights x Google Pay will provide the front - end user experience which will have some aspects unique to the higher education market from the standard Google Plex account x The product will be built upon BankMobile’s existing banking infrastructure x Product will be offered through BankMobile’s existing higher education distribution channel which serves approximately one in three college students through relationships with approximately 725 campuses x Planned launch in 2021 Partnership Highlights “Google is excited to partner with BankMobile in enabling a digital experience that is equitable for all and meets the evolving needs of a new generation of customers. We believe that we can use our technology expertise to benefit users, banks and the entire financial ecosystem.” - Felix Lin, Vice President at Google (August 2020) (1) “We are thrilled to be collaborating with Google to offer our student customers enhanced digital bank accounts. Many of our student customers today are struggling to manage their money as they work part - time and attend school. Through our collaboration with Google we believe we can provide these students with the appropriate financial tools to help them navigate through these difficult situations successfully” – Luvleen Sidhu, CEO, BankMobile (August 2020) (1) Win – Win Relationship x Increase the percentage of college students that choose to receive a disbursement through the opening of a BankMobile account x Provide students new tools that will assist in budgeting and offer personal financial insights 3b Collaborations with Large, Highly Attractive Brands Recently Announced Collaboration with Google Pay 1) Source per Press Release: BankMobile Announces a Collaboration to Offer Digital Bank Accounts – 8/3/2020

19 | BankMobile Technologies Delivers a Full - Service Digital Banking Platform Key Capabilities, Products and Technology Platform BankMobile brings the whole bank to partners… … with a tailored signup and branded bank UX… … enabled by tech designed for partner integration Core Banking Systems BaaS Customer Hub APIs Checking Savings Credit Payments Azure Cloud Digital Activity Data Partner Data Bank Product Data Partner x All digital channels and bank technologies delivered including mobile, web, Alexa, APIs and US payment systems x Out of the box capabilities supported including customer care, compliance, fraud mgmt., deposit / loan operations and debit card printing x Flexible connections to banks via partner - specific banking APIs “Banking as a Service Offering” Omni - Channel Digital Banking Modern Technology Platform Full - Service Banking Support Bank Partnerships x Frictionless onboarding and omni - channel apps x Full primary bank relationship support, including transfers, remote deposit capture, P2P, bill pay, ATMs, cash - in and physical/digital debit cards x Gamified cross - industry offers and perks x Near - real - time APIs with aggregated data enables partner - specialized, customer - centric experiences x Core banking systems provide primary account features at ultra - high reliability x Modern cloud enables consistent re - use across multiple partners, tested on millions of accounts B. Modern Cloud - Based Technology Platform A. Branded Digital Banking Apps BaaS Offering 4a A A B C D B Note: BM Technologies is Not a Bank and does not provide banking services. BankMobile is a technology provider that facilitates deposits and banking services between a customer and an FDIC insured partner bank. A ny reference in this presentation to “banking” or “banking services” is in reference to BankMobile providing services between a customers and a partner bank. The BankMobile brand and trademark is only used in reference to services being provided between a customer and an FDIC insured partner bank

20 | continued - Deliver Full - Service Banking Platform to Partners’ Customers Attracts Customers Through Digital Channels and Provides Back - Office Support in One Solution Deposit Operations BankMobile delivers a full - service, centralized and customer - centric experience while alleviating the back - office and administrative burden for white - label partners Compliance Solutions (KYC, AML, BSA, Etc.) Call Center Operations Physical ATM Access Debit Card Issuance Information Security Fraud Management Data Analytics / Reporting Core Processing C. Full - Service Banking Support Access to a Partner Bank Loan Underwriting Regulatory Approvals Established Bank License Streamlined Payment Rails Integrated, Flexible APIs FDIC Insured Deposits C D 4b Note: BM Technologies is Not a Bank and does not provide banking services. BankMobile is a technology provider that facilitates deposits and banking services between a customer and an FDIC insured partner bank. A ny reference in this presentation to “banking” or “banking services” is in reference to BankMobile providing services between a customers and a partner bank. The BankMobile brand and trademark is only used in reference to services being provided between a customer and an FDIC insured partner bank

21 | Complete Digital Banking Platform Illustrative Competitive Landscape Why BankMobile Wins Partnership model offering turnkey, fully branded digital banking platform. Deep experience and long history in B2B2C banking Superior service, delivering executive oversight and fully - supported implementation Delivers interchange revenue share potential from all account activity Representative Firms Competitive Differentiation White - Label Consumer Banks & Neo Banks BaaS Banks Fintech BaaS Providers White - Label Charters Extreme partnership tailoring Deep customer experience integration 4 0 2 2 2 Full - BaaS Model Complete white label digital banking platform (compliance, deposit operations, fraud management, customer care, etc ) 4 0 3 1 1 Branded Digital Banking Offer full white label digital bank app on mobile and web 4 0 0 0 0 Revenue share / great consumer prices Partnerships drive low CAC & blended offers. Planned Durbin exempt bank 4 0 4 2 2 5 Competitive Positioning BankMobile’s ability to customize and integrate a fully branded front and back end experience is a differentiating approach and key to partners who have a strong brand relationship with their customers

22 | Distribution Through Market Leadership Position in Higher - Ed Deeply Embedded Campus Relationships Allow for Customer Acquisition and “Customer for Life” Strategy U.S. Higher - Ed Student Disbursement Market Share (1) Benefit of the Higher - Ed Business x Access to ~1 in every 3 college students in the U.S. x Ability to create “customer for life” through selling additional financial services products as students graduate x Proven scale generating $60M+ in annual revenues with ~2M accounts currently on the platform x Scalable technology distributing more than $10B of payments a year Note: SSEs refers to Signed Student Enrollment 1) Per BankMobile’s internal sales database and estimated student market size based on SSEs 2) National Center for Education Statistics. “Enrollment and Employees in Postsecondary Institutions, Fall 2015; Financial Stati sti cs Academic Libraries, Fiscal Year 2015”, February 2017 3) ~3M SSEs are considered non - addressable (beauty schools, trucking schools, etc.) 4) Represents one minus the annual SSE attrition over beginning of the year SSE count 5) Includes credit unions, regional banks, other software providers, unknown, etc. Total Addressable Market is 20M students and replenishes every year (2)(3) 31% Software 19% Other (5) 18% 2% In - House Capabilities 30% National Banks Payment Providers Exclusive, Long - Term and Contractual Campus Relationships x Long - term embedded university client base of approximately 725 campuses x SSE retention rate of over 98% (4) x Average client tenure > 5 years x Typical new contract term is 3 – 5 years with auto - renewal periods of various lengths x Active pipeline of ~1M students x Expect prepaid providers to be a minimal threat as regulations have made it more difficult for prepaid operators x BMT is in active implementation and negotiations on 2 new Partnerships that are intended to increase product offerings to schools and increase adoption of BMT products by SSEs. x BMT’s mix of SSE’s is weighted towards local, two - year institutions x Management believes BMT’s segment exposure could perform better than more expensive, private, four - year schools, by offering a better value proposition particularly if remote learning becomes more common or required ‒ 87% of SSE at better value “public” schools ‒ Active pipeline of schools with ~1M SSEs Recent Developments 6

23 | Income Statement – Historical & Forecasted Note: 2020 – 2022 forecasted figures incorporate additional public company cost upon consummation of the transaction. Forward lo oking financial projections assume white label business achieves significant forecasted growth. These figures are subject to significant business, econom ic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management. 1) 2019 financials are shown pro forma for BankMobile’s current deposit servicing and expense agreements with Customers Bank; see page 45 for reconciliations to Pro Forma Core Financials 2) EBITDA is a Non - GAAP financial measure; see page 46 for reconciliations to Non - GAAP financial measures Historical & Projected Income Statement Revenue Breakout by Major Categories Card Revenue Account Fees Other Fees University Fees Deposit Servicing Fees Interchange and MasterCard incentive income based on card activity and out - of - network ATM fees Monthly account fees, wire fees and card replacement fees Various nominal other fees, including fees associated with cash deposits Subscription and transactional fees charged to colleges based on enrollment size, competitive marketplace and disbursement channels and options Fee charged to partner bank(s) based on average balances of serviced deposits Highly Attractive Business Model 7 2019 Pro Forma Core 2020E 2021E 2022E Pro Forma Core Revenues ($mm) $61.3 $66.9 $104.0 $144.4 Less: Pro Forma Core OpEx (Excl. Deprec. & Amort.) ($mm) 63.6 63.0 82.6 94.1 Pro Forma Core EBITDA ($mm) ($2.2) $3.8 $21.5 $50.3 Less: Interest Expense ($mm) 0.5 1.4 0.6 0.3 Less: Deprec. & Amort. ($mm) 9.3 11.7 14.7 16.7 Pro Forma Core Pre-Tax Income ($mm) ($12.1) ($9.3) $6.2 $33.3 Less: Tax Expense ($mm) 0.0 0.0 1.5 8.0 Pro Forma Core Net Income ($mm) ($12.1) ($9.3) $4.7 $25.3 Average Serviced Deposits ($mm) $548.5 $757.0 $1,381.4 $2,335.0 YoY Growth Average Serviced Deposits 38% 82% 69% Pro Forma Core Revenues 9% 56% 39% Pro Forma Core OpEx (Excl. Depreciation & Amortization) (1%) 31% 14% Pro Forma Core EBITDA - 458% 134% Pro Forma Core Net Income - - 442% (2) (1) 41% % of Total Q3’2020 YTD Revenues 31% 17% 8% 3%

24 | $1.1bn $1.4 bn Q3' 19 YTD Q3' 20 YTD $666mm $944mm Q3' 19 Q3' 20 $1.8bn $2.1bn Q3' 19 YTD Q3' 20 YTD $597M $741mm Q3' 19 Q3' 20 Demonstrating Strong Performance Across Key Metrics Key Performance Indicators – Metrics of Company Success Note: Q3 2020 financials are still preliminary 1) Management estimate for performance through end of 2020 based on seasonal renewals and performance YTD 98.5% 99.7% 3-Year Trailing Avg. Today Higher Ed Account Retention 2020 retention is tracking above average of trailing 3 years’ retention Calculated as one minus the annual SSE attrition over beginning of the year SSE count (1) Interchange Rate YTD Decline due to impacts of COVID (increase in average ticket size and changing consumer merchant mix). We expect some positive revision in this rate in 2021 Represents the amount of revenue for each debit card transaction, including interchange maintenance paid by partner bank, net of network costs, as a % of debit spend Card Spend Q3 Strong growth driven by significant increases in both Higher Ed and White Label The aggregate amount of spend on debit cards in Q3 2020 vs Q3 2019 Card Spend YTD After falling 2% YOY in Q1, Debit Card spend grew 32% in Q2 and 24% in Q3 The aggregate amount of spend on debit cards in Q1 - Q3 2020 vs Q1 - Q3 2019 EoP Serviced Deposits Growth driven by increase in accounts, organic deposits, and boosted by federal stimulus programs Aggregate, end of period balance of serviced customer deposits across all business lines Organic Deposits YTD Cash inflows to end user deposit accounts, not attributable to higher education disbursements or white label partner incentive payments 79b ps 69b ps Q3' 19 YTD Q3' 20 YTD 42% 16% 24% 32% 1% 13 % Growth driven by stronger performing accounts and boosted by federal stimulus programs Comments: Definition:

25 | Federal & Private Colleges & Universities Loan or Grant : $10,000 Refund: $1,500 $260 Billion Total Aid and Non - Federal Loans for 2018 & 2019 (1) Disbursement Tuition : $ 8 ,500 BankMobile Revenue Opportunities Higher - Ed Partners • Subscription Fees from Higher - Ed Clients • Transaction Fees from Higher - Ed Clients Student and Non - Student Customer Accounts • Interchange Revenue on Customer Activity • Service Fees for Wire, Foreign ATM Transactions • Account Maintenance Fees for Non - Students • Deposit Servicing Income from Serviced Deposit Balances ACH Transfer to Another Bank or Check Students 1) CollegeBoard, “Trends in Student Aid 2019”. Travel and Other Housing and Food Books Eliminating Complexity for Schools: x Disbursement Timing x Service & Staffing Needs x Department of Ed Compliance x Audits & Record Keeping x Technology Demands or Collaboration on enhanced offering planned to launch 2021 + Case Study: Higher Education Business Illustrative Example of how Student Loans or Grants flow to Higher Education Institutions and onto Students (how proceeds flo w)

26 | Higher - Ed Business Unit Value Creation Subscription and Other Fees Low - Cost Consumer Deposits Manage Disbursement Process Card Usage Drives Interchange Fees Paid by Merchant, Customer Pays Some Account and Usage Fees (e.g., ATM, Card Re - Issue, etc.) Account Holder Bank Partners Higher - Ed Campus Fees from Bank Partners Benefits of a BankMobile Account ▪ High tech digital banking product ▪ Competitive interest rates ▪ Student focused special discounts from partners (digital study tools from Bartleby and financial support services from Billshark ) ▪ Free national ATM access ▪ Financial education ▪ Low fees Disbursement Distributed Through BankMobile Vibe Account

27 | New Business Verticals Performance Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 New Business Total BMT Higher Ed Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 New Business Total BMT Higher Ed EOP Serviced Deposit Balances ($MM) Card Spend ($MM) Q4’19 Q1’20 Q2’20 Q3’20 Q4’19 Q1’20 Q2’20 Q3’20 13% 18% 12% 21% 21% 31% 52% 84% Q over Q Growth Q over Q Growth • Over the last twelve months quarterly card spend has more than doubled and the number of accounts has grown by nearly 80% • Serviced deposit balances are growing exponentially and have grown by over 300% in the last twelve months • Overall growth is driven by both increasing number of accounts and average account performance • New Business Account Level Metrics: • EOP Serviced Deposits Balances up 148% YoY per Account • Quarterly Card Spend up 60% YoY per Account Q4’19 Q1’20 Q2’20 Q3’20 29% 22% 44% 23% Q over Q Growth Account Level Performance of the New Business Verticals EOP Serviced Deposit Balances per Account ($) Card Spend per Quarter Per Account ($) Number of Open Accounts Note: New Business includes White Label Partners and Workplace Banking; EOP Serviced Deposits refers to End of Period Service d D eposit Balances; Q3 2020 financials are still preliminary

28 | White - Label BaaS Market Opportunity Key Market Attributes of Target Partners Established Brand Equity Immense, Captive Customer Base Diverse Marketing Channels Numerous Natural Checkout Moments Strong Customer Loyalty Ability to leverage market - trusted image in co - branded marketing materials, as well as UX and App Massive, underserved customer bases provide a deep pipeline of sticky customers to market to Deeply ingrained marketing channels to promote co - branded platform and increase awareness Effortless, omni - channel checkout points retain customer dollars within the Banking - as - a - Service ecosystem Immensely loyal, existing customer base in need of financial and digital banking solutions 1) Represents customer reach of identified White - Label prospects initiated in partnership conversations with BankMobile ; BankMobile acknowledges that there is likely to be customer overlap amongst white - label customers and industry verticals >50 Million Prospects ~150 Million Prospects >200 Million Prospects Massive Identified Addressable Market Existing Identified Market Customer Pipeline related to New White - Label Partners (1) Total Identified Market BankMobile is targeting to add one new large partner per year and is currently in multiple RFP processes

29 | Competitive Economics Deep Experience Launched Partnership with T - Mobile via TMM Proven Service & Delivery Model ~2.0 Million Accounts Competitive Advantage Large Banks Unable to Compete on Interchange Alone Small Banks Unable Invest Adequate $ to Build BaaS Platform Regulators Wary of Allowing Fintechs Without Banking Acumen to Scale (1) Chartered, FDIC - Insured, Not - Prepaid Partners Low Acquisition Costs, High Adoption Rates Digital First / Branchless Natural Checkout Moments Large Aggregators of Consumers Deep Expertise in B2B2C Banking Trusted Brands Our B2B2C Differentiation “Durbin Exempt” Interchange - Only Model Attractive Revenue Share Low Fee Banking with Benefits Reduced On - Partner Expense 1) The Wallstreet Journal; “Judge Denies Federal Authority to Issue Fintech Bank Charters” – October 2019 Note: BM Technologies is Not a Bank and does not provide banking services. BankMobile is a technology provider that facilitates deposits and banking services between a customer and an FDIC insured partner bank. A ny reference in this presentation to “banking” or “banking services” is in reference to BankMobile providing services between a customers and a partner bank. The BankMobile brand and trademark is only used in reference to services being provided between a customer and an FDIC insured partner bank

30 | Experienced Management Team Vision and Experience to Execute ~24 Years Average Industry Experience Management Team By the Numbers 254 FTEs (2) 1) 2019 LendIt Fintech Industry Awards 2) As of 10/1/2020 Luvleen Sidhu CEO and Co - Founder Bob Ramsey Chief Financial Officer Industry Experience 20+ Years Industry Experience 9+ Years Robert Diegel Chief Operating Officer Robert Savino Chief Product Officer Warren Taylor Chief Customer Officer and Co - Founder Industry Experience 35+ Years Industry Experience 21+ Years Industry Experience 35+ Years Industry Recognition Most Innovative Bank FinTech Woman of the Year (1) Andrew Crawford Chief Commercial Officer Industry Experience 23+ Years Key Industry Expertise FinTech Banking Compliance / Risk Management Operations Finance Digital Marketing Jamie Donahue Chief Digital Officer Industry Experience 25 Years

CONFIDENTIAL 31 | Tremendous Platform Growth Opportunity Multiple Levers to Accelerate Growth Expand Student Adoption and Create Long - Term Customer Relationships by Expanding Access to Credit Products Continue to Add New White - Label Partners Strategic M&A Expand Distribution Channels and Product Offerings x Drive strong organic growth by successfully executing on our customer acquisition and engagement strategies x Continue RFP process and strategic discussions with vetted blue - chip, white - label partners to tap into their loyal customer bases x Distribute the platform through new channels to open up incremental TAM x Capitalize on robust universe of marketplace lenders, Personal Financial Management (“PFM”) players, and vertical higher - ed software acquisition targets Further Expand Within Existing White - Label Partnerships x Continue to add new SSEs x Increase adoption rates through new partnerships x Expand bank partnerships to expand access to credit

Financial Information

33 | Income Statement – Pro Forma Core Historical & Forecasted Note: 2020 – 2022 forecasted figures incorporate additional public company cost upon consummation of the transaction. Forward lo oking financial projections assume white label business achieves significant forecasted growth. These figures are subject to significant business, econom ic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management. 1) 2019 financials are shown pro forma for BankMobile’s current deposit servicing and expense agreements with Customers Bank; see page 45 for reconciliations to Pro Forma Core Financials 2) EBITDA is a Non - GAAP financial measure; see page 46 for reconciliations to Non - GAAP financial measures 2019 Pro Forma Core 2020E 2021E 2022E Pro Forma Core Revenues ($mm) $61.3 $66.9 $104.0 $144.4 Less: Pro Forma Core OpEx (Excl. Deprec. & Amort.) ($mm) 63.6 63.0 82.6 94.1 Pro Forma Core EBITDA ($mm) ($2.2) $3.8 $21.5 $50.3 Less: Interest Expense ($mm) 0.5 1.4 0.6 0.3 Less: Deprec. & Amort. ($mm) 9.3 11.7 14.7 16.7 Pro Forma Core Pre-Tax Income ($mm) ($12.1) ($9.3) $6.2 $33.3 Less: Tax Expense ($mm) 0.0 0.0 1.5 8.0 Pro Forma Core Net Income ($mm) ($12.1) ($9.3) $4.7 $25.3 Average Serviced Deposits ($mm) $548.5 $757.0 $1,381.4 $2,335.0 YoY Growth Average Serviced Deposits 38% 82% 69% Pro Forma Core Revenues 9% 56% 39% Pro Forma Core OpEx (Excl. Depreciation & Amortization) (1%) 31% 14% Pro Forma Core EBITDA - 458% 134% Pro Forma Core Net Income - - 442% (2) (1)

34 | Financial Summary Source: Company management Note: Q3’20 financial metrics are preliminary and subject to change Note: Refer to Reconciliation to Pro Forma Core Financials on page 45; Growth rates over 150% deemed not meaningful – “NM” Pro Forma Core Financial Metrics • Interchange and card revenues declined, despite significant growth in card spend due to $1mm drop in ATM related revenue and reduced interchange fee rates • Deposit servicing fees increased, driven by 25% growth in average deposit balances • University fees benefitted from COVID - related services provided to new, non - subscription clients • 2020 expense levels benefitted from contract optimization initiatives launched in 2019H2 • Additional benefits expected to be realized from operating leverage initiatives implemented in October 2020 • Interest on debt • Increase in depreciation and amortization expense in 2020 driven by launch of white label products and amortization of capitalized development expenses ($ in millions) 2019 Q3 2020 Q3 YoY Chg % 2019Q3 YTD 2020Q3YTD YoY Chg % Commentary Interchange and card revenue $6.7 $7.4 11% $21.8 $20.1 (8%) Deposit servicing fees 4.0 5.7 43% 12.4 15.5 26% Account fees 3.0 2.8 (9%) 7.9 8.5 8% University fees 1.3 1.3 6% 3.7 4.0 8% Other 0.3 1.0 NM 0.7 1.3 91% Pro Forma Core Revenues $15.2 $18.2 20% $46.5 $49.4 6% Pro Forma Core OpEx (Excl. Depr. & Amort.) 13.9 14.7 6% 48.7 47.4 (3%) Pro Forma Core EBITDA $1.4 $3.6 NM ($2.3) $2.0 NM Less: Interest Expense 0.1 0.4 NM 0.1 1.1 NM Less: Depreciation & Amortization 3.2 2.6 (18%) 6.1 8.8 45% Pro Forma Core Pre-Tax Income ($2.0) $0.6 NM ($8.5) ($7.9) NM Total Serviced Deposits - EoP $666 $944 42% $666 $944 42% Total Debit Spend $597 $741 24% $1,813 $2,109 16%

35 | FY 2020 Update Source: Company management Note: Q3’20 financial metrics are preliminary and subject to change COVID Impact of Updated Financials Revenue Growth Returned to Expected Levels After Pandemic Related Slowdown in Early 2020 YoY Change in Pro Forma Core Revenues 2020 projections were established at the start of the year. Expectations have been revised based on actual year - to - date experience and updated expectations for the fourth quarter. Management attributes at least $3.8mm of the decline in expected revenues directly to COVID: ▪ $2.4 million reduction in interchange revenues reflecting revised net interchange rate of 71 bps, vs. 81 bps in original projection; COVID resulted in shifts in purchase mix and larger average transaction sizes which reduced the effective interchange rate ▪ $1mm impact from delays in implementing new product for white label partnership, primarily due to COVID ▪ $0.4 million estimated impact of COVID on foreign ATM fees from February through April, given the portion ATM usage declines we attribute to COVID Estimated revision to EBITDA is approximately $1.5mm despite the impact of COVID - 19 - 6% 7% 20% 18% Q1 '20 Q2 '20 Q3 '20 EST Q4'20 Pre - COVID ‘20 – ’21 Pro Forma Core Rev Growth Projection: 18% 2019 Pro Forma Core Beginning of the Year “Pre - COVID” 2020E Revised 2020 Pro Forma Core Revenues ($mm) $61.3 $72.4 $66.9 Pro Forma Core EBITDA ($mm) ($2.2) $5.3 $3.8 Pro forma Core Net Income ($mm) ($12.1) ($7.0) ($9.3)

36 | 2019 Pro Forma 2020E 2021E 2022+ 25% Cost Controls and Revenue Growth Drive Operating Leverage Focus on Expense Control as BMT Initiatives Launch and Exit “Build” Phase OpEx Savings Rate (2) 1) Majority of savings related to reducing costs of variable services. 2020 projected savings of $10mm calculated by comparing actual costs with projected costs using 2020 account activity and pre vio us agreements and processes 2) Based on 2019 total expenses minus depreciation and amortization Note: 2019 Pro Forma Revenues Ongoing $10mm Annualized Benefit • Initiatives focused on contract optimization and process automation and resulted in permanent reduction to cost base • Benefits began in 2H 2019 and included $5mm savings in 2019 Contract Optimization Initiative (1) Operating Leverage Initiative Ongoing $7mm Annualized Benefit • Operating leverage initiatives, including reorganization, automation, and vendor negotiations launched in Q4 2020 • Expected to generate $1.7 million of savings in 2020Q4, excluding severance costs 2019 2020 2021 Focus on Expense Management Maintaining Revenue High Growth Beyond Recurring Annual Savings $17mm BMT Forecast Revenues 2022E +

37 | Pro Forma Core Revenue 21% 2021E (4) • Signed Student Enrollments (“SSEs”) Source: BankMobile management 1) Preliminary Data as of the period end 9/30/2020. Non - GAAP, see slide 45 2) Represents one minus the annual SSE attrition over beginning of the year SSE count 3) Reflects last twelve - month data for the period end 9/30/2020 $11.7bn Total Student Refund Dollars Processed (3) $ 944 mm EoP Serviced Deposits (1) $2.7bn Debit Spend (3) 4) Reflects forecasted full year 2021 data ; Forecasted Revenue and EBITDA set forth on “Income Statement History and Forecast“ on slide 23 & 33; EBITDA is a Non - GAAP financial measure which can be reconciled on page 46; Forward looking financial projections assume white label business achieves significant forecasted growth. These figures are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of wh ich are beyond the control of the Company and its management >5mm * SSEs (1) BankMobile Serves Approximately 1 in 3 of all US College Students $64mm >2mm Accounts (1) > 98% Higher - Ed Client Retention (by SSEs) (1)(2) LTM as of 9/30/20 (1) Revenue $104mm 2021E (4) EBITDA Margin Financial & Operating Highlights BankMobile (BMT)’s Model has enabled it to establish a highly attractive financial & operating profile

38 | 1.3x 6.8x 8.1x 5.3x BankMobile Bank Tech Payment Technology and Software Sol. B2B / Card Issuers & Processors 6.5x 17.7x 19.6x 15.8x BankMobile Bank Tech Payment Technology and Software Sol. B2B / Card Issuers & Processors $64 $725 $178 $400 $700 $550 $375 $667 BankMobile Chime Stash NuBank N26 Revolut Monzo Aspiration Valuation Overview of BMTX Shares Distributed to CUBI Shareholders Public Comparable Companies (1) ▪ Enterprise Value multiples are valued at a significant discount when looking at 2021E EBITDA and revenue EV / 2021E EBITDA Multiples EV / 2021E Revenue Multiples Source: Capital IQ & FactSet Research Systems, Inc.; Market data as of 10/7/2020 Note: Multiples exclude valuations less than 0.0x and greater than 50.0x; Peer data reflects consensus estimates 1) Reflects median values for comparable companies in each respective industry 2) Forecasted Revenue and EBITDA are set forth on “Income Statement History and Forecast“ on slides 23 & 33; EBITDA is a Non - GAAP financial measure which can be reconciled on page 46 ▪ Private market valuations for US and Int’l Neobanks using disclosed valuations and number of accounts (3) Public Comparable Companies (1) (2) (2) Average: $458 per Customer Valuation ($mm) Accounts (3) (millions) $140mm $10,000mm $3,500mm $5,500mm $1,500mm $800mm 2mm 25mm 5mm 10mm 4mm 5mm Valuation / Customers 3) FT Partners Research, “The Rise of Challenger Banks”, Business Insider, TechCrunch and Bloomberg; References to number of customers is assumed to apply accounts; BMT account data as of 9/30/2020 4) See slide 41; 2019 Ending Revenue reported by Monzo and Revolut / Avg # of customers throughout the year. Conversion at 1.29 USD to GBP; https://sifted.eu/articles/a - comparison - of - uk - top - three - digital - banks/ $1,000mm 2mm $5,800mm 8mm 2019 Avg Rev per Customer (4) BankMobile: $32 Revolut: $31: Monzo: $27

39 | Recognized Market Leader Premier Brand Positioned for Significant Growth Strong Financial Profile ~$66.9M 2020E Pro Forma Core Revenue 30% 2019 - 2021E Pro Forma Core Revenue CAGR Rapid Market Expansion Positioned For Significant Growth New White - Label Partner Additions Distribution Channel and Product Offering Expansion Best - in - Class Digital Bank Sophisticated Capabilities Dynamic Consumer Data Frictionless Onboarding Powerful Customer Acquisition Proprietary Infrastructure Recognized Market Leader Among the Largest Digital Banking Platforms Full Suite of Banking Products Through Partner Banks Proprietary “BaaS” Technology Planned 2021 Launch of Collaboration with Google Pay High Volume, Low Cost Acquisition Model ~$925M 2020E EoP Serviced Deposits 38% 2020E Avg. Service Deposit Growth 17% 2020E Debit Spend Growth Strategic M&A White - Label Partner Expansion Higher - Ed White - Label Partnerships Workplace Banking

Appendix

41 | $439 $209 $460 $304 Category 1 Category 2 Category 3 Category 4 $13.0 $13.5 $13.8 $19.6 Category 1 Category 2 Category 3 Category 4 BankMobile Average Account Performance Comparison $32 $29 $27 $31 Category 1 Category 2 Category 3 Category 4 Revenue per Account (1) EOP Serviced Deposits per Account Card Rev per Account (2) BankMobile compares favorably with both Monzo and Revolut on key metrics Revolut reported 10mm customers at the end of 2019 and was last valued at $5.5B Monzo reported 2.75mm customers as of 2/29/20 and was last valued at $1.5B Key Operating Metrics Comparison against Leading UK based Digital Banks Illustrative Analysis Highlights 1) Total reported revenue divided by average number of customers throughout the year calculated using beginning and end of year cus tomer counts. Customer counts identified using either disclosed number of accounts or customers.; 2) Reported by Monzo as Net fe e and commission income; Reported by Revolut as Card & Interchange; (3) Latest private market valuation divided by number of accounts for Monzo and Re vol ut; Transaction valuation divided by number of accounts for BankMobile; See Page 37; (4) Net of $10.7mm Fee and Commission E xpe nse Source: https://sifted.eu/articles/a - comparison - of - uk - top - three - digital - banks; Revolut and Monzo Annual Reports; FT Partners Research, “The Rise of Challenger Banks”, Business Insider, TechCrunch and Bloomberg; Note: Exchange Rate of GBP to USD = 1.29 for all Monzo and Revolut data; Monzo data is Fiscal year end Feb 29,2020 and Revol ut data is year end Dec 31, 2019; BankMobile Revenue is pro forma core revenue ‘20 YTD Annualized 2019 Fiscal 2019 (4) As of 9/30/20 2019 Fiscal 2019 2019 ‘20 YTD Annualized 2019 Fiscal 2019 (4) 2019 $64.0 $550.0 $375.0 Category 1 Category 2 Category 3 Valuation per Account (3) 2019

42 | Similarities to BMT Differences to BMT “ NeoBanks ” Payments & Cards Bank - Technology Chartered, Full - Stack BaaS Business Model Comparables • Competitive product to the end consumer - digital checking and savings accounts with features that include two - day paycheck , etc • Generates the vast majority of its economics from the digital bank accounts • Key business model differentiation is the BMT utilizes a B2B2C distribution strategy rather than marketing to consumers directly which enables very low customer acquisition costs • BMT generates some subscription revenue • The largest source of revenue for BMT is interchange fees generated from card payment processing • BMT also generates some revenue from deposit servicing and subscription services • BMT provides Banking - as - a Service functionality to third parties • Provides Banking - as - a Service functionality to third parties , allowing them to engage their existing customers with branded financial services like checking and savings accounts • Generate a mix of interchange income and deposit related income • BMT is not a chartered bank , whereas GDOT, Bancorp and others are banks • GDOT generates most of their revenue from prepaid cards whereas BMT does not provide any prepaid cards • BMT does not originate any credit or take any loans on their balance sheet • Provides Banking - as - a Service functionality to third parties , allowing them to engage their existing customers with branded financial services like checking and savings accounts • QTWO and many other bank technology providers primarily generate revenue through software subscriptions . BMT generates the majority of its revenue through usage of the digital bank accounts Degree of Comparability Higher Lower

43 | Share Count % of Party (millions) Total MFAC Shareholders 2.7 25.5% PIPE Investors (6) 2.8 27.2% Shares Issued to CUBI Shareholders 4.9 47.3% Total 10.4 100.0% (5) (7) Proposed Capitalization and Ownership Note: Analysis assumes $27.7 million cash held in the trust account by MFAC related to existing MFAC public stockholders (reflects cur rent amount following the November 2020 shareholder redemption period), shares will remain outstanding and cash will be avail abl e for use in the Transaction Note : Net Working Capital at close is $0.9mm above target level resulting in an upward adjustment to the merger consideration 1) Total non - cash merger consideration to equity includes downward deal value adjustment of $15.3mm related to sponsor equity adjus tments, net working capital adjustments and transaction expenses 2) Estimated at closing 12/31/2020; See page 47 “Reconciliation to Non - GAAP Financial Measures” for closing net debt calculation 3) Cash held by BankMobile in excess of $5.0mm will serve as additional cash consideration to Customers Bank; Based on estimated cash at closing of $16. 8m m 4) Cash consideration includes $20.0mm of proceeds related to the PIPE offering (net of $6.9mm in estimated transaction expenses ), $11.8mm excess cash held by BankMobile at close and an additional $8.8mm of cash held in escrow in MFAC’s trust account 5) Reflects remaining Class A shares following November 2020 redemption period 6) Based on total PIPE investment of $20.0mm and MFAC’s share price $10.38; Includes retained founder shares of 0.7mm from initi al founder investment; Excludes 0.3mm founder shares subject to vesting and forfeiture unless the stock price reaches $15.00 per sh are for 20 out of 30 days 7) Prior to the allocation of a portion of the shares to certain BankMobile team members and to a third - party as payment for certain transaction - related expenses 8) Reflects pro forma intercompany debt after partial paydown 9) Includes maximum cash reserve of $5.0mm held by BankMobile and an estimated $10.0mm of cash allocated to BankMobile’s balance sheet by cash held in the trust account by MFAC 10) Pro forma core Revenue and EBITDA set forth on “Income Statement History and Forecast“ and “Reconciliation to Non - GAAP Financial Measures” on slides 33 and 46, respectively Proposed Sources & Uses Analysis Proposed Equity Capitalization Summary (1) Capitalization at Closing Proposed Sources ($mm) Rollover Equity - CUBI Shareholders (1) $51.0 PIPE Proceeds 20.0 Pre-Closing Cash on B/S at MFAC 27.7 Net Debt at Close (2) 16.2 BankMobile Excess Cash Net of Reserve Adjustment (3) 11.8 Total $126.6 Proposed Uses ($mm) Cash - Consideration to Equity (1)(4) $33.7 Stock Consideration: $10.38 per share 51.0 Estimated Transaction Expenses 6.9 Cash to Pro Forma Balance Sheet 10.0 Debt Repayment 8.8 Net Debt at Close (2) 16.2 Total $126.6 (1) Total PIPE $20.0 Cash in Trust (Remaining in Transaction) $27.6 Less: Cash to BMT's Balance Sheet ($10.0) Less: Debt Paydown from Cash in Trust ($8.8) $ 8.8 BMT's Cash on Balance Sheet $16.8 Less: Reserve Cash ($5.0) Cash on Balance Sheet at Close Net of Reserve Cash $ 11.78 Less: Expected Deal Expenses ($6.9) Total Cash Consideration $ 33.7 Stock Consideration (4.9M shares @ $10.38) $ 51.0 Total Consideration to CUBI and its Shareholders (7) $ 84.7 Proposed Total Merger Consideration Shares Issued to CUBI Shareholders, BM Team Members and Certain Transaction Related Expenses Share Count % of Party (millions) Total MFAC Shareholders 2.7 25.5% PIPE Investors (6) 2.8 27.2% Shares Issued to CUBI Shareholders 4.9 47.3% Total 10.4 100.0% (5) (7) Share Count % of Party (millions) Total MFAC Shareholders 2.7 25.5% PIPE Investors (6) 2.8 27.2% Shares Issued to CUBI Shareholders 4.9 47.3% Total 10.4 100.0% (5) (7) Share Count % of Party (millions) Total MFAC Shareholders 2.7 25.5% PIPE Investors (6) 2.8 27.2% Shares Issued to CUBI Shareholders 4.9 47.3% Total 10.4 100.0% (5) (7)

44 | Intermediary Holding Company Proposed Transaction Structure MFAC Public shareholders have the option to: (a) continue to own, in connection with the closing, MFAC shares or (b) redeem shares for a portion of the $33.2mm in trust Megalith Financial Acquisition Corp. (“Purchaser” or “MFAC”) (NYSE listed company to be renamed BM Technologies, Inc.) (“MFAC Sponsor”) MFAC Public Shareholders MFAC Sponsor Members (1) PIPE Investment PIPE Investors BankMobile Technologies, Inc. (“The Company”) MFAC Sponsor and Investors contribute capital to single PIPE investment; MFAC Sponsor relinquishes “Class B” shares Customers Bancorp, Inc (“CUBI”) Customers Bank (“Seller of Company”; “Lender to Company”) CUBI owns 100% of Customers Bank MFAC issues cash to Customers Bank, the sole stockholder of BankMobile Shares in the Company Obligation on a $40mm Credit Facility (1) MFAC Sponsor transfers additional “Class B” shares to CUBI shareholders as part of the aggregated consideration (1) BankMobile merges into MFAC Merger Sub Inc. Shares in MFAC issued for cash Prior to Transaction closing, 100% ownership of BankMobile Technologies, Inc. MFAC Merger Sub Inc. MFAC Merger Sub Inc. established as a wholly - owned subsidiary of MFAC CUBI Public Shareholders CUBI Public Shareholders 1) CUBI will not retain a common equity ownership interest in the company as shares will be distributed directly to CUBI shareho lde rs — there will be restrictions on the sale of shares distributed to CUBI shareholders for a period of 12 months after Closing. Note: The Merger Consideration Shares will be subject to restrictions on sale and transfer for a period of twelve months foll owi ng the Closing of the Business Combination, provided that these restrictions will end prior to such time upon the earlier of (1) the date after the Closing Date on which Megalith consummates a liquidation, merger, capital stock exchange, reorganization or other similar transaction with an unaffiliated third party tha t r esults in all of Megalith’s stockholders having the right to exchange their shares of common stock for cash, securities or ot her property, and (2) the date on which the closing sale price of Megalith’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapital iza tions and the like) for any twenty (20) trading days within any thirty (30) trading day period commencing at least one hundre d a nd fifty (150) days after the Closing. Prior to the allocation of a portion of the shares to certain BankMobile team members and to a third - party as payment for certain transaction - related expenses MFAC issues shares to CUBI public shareholders (1)

45 | 2019 Preliminary Financials 2020 Preliminary Financials Quarterly Financials YTD Full Year Quarterly Financials YTD ($ shown in 000s) Q1' 19 Q2' 19 Q3' 19 Q4' 19 Q3' 19 2019 Q1' 20 Q2' 20 Q3' 20 Q3' 20 Revenues $19,811 $16,995 $17,900 $17,601 $54,706 $72,307 $15,758 $15,431 $18,338 $49,527 Operating Expense 18,444 21,129 20,725 19,310 60,298 79,608 19,891 19,144 17,728 56,763 Income/(Loss) Before Taxes & Interest $1,367 ($4,134) ($2,825) ($1,709) ($5,592) ($7,301) ($4,133) ($3,713) $610 ($7,236) Interest Expense 0 0 132 403 132 535 394 399 353 1,146 Pre-Tax Income / (Loss) $1,367 ($4,134) ($2,957) ($2,112) ($5,724) ($7,836) ($4,527) ($4,112) $257 ($8,382) Taxes 7 7 7 6 21 27 7 7 7 21 Net Income / (Loss) $1,360 ($4,141) ($2,964) ($2,118) ($5,745) ($7,863) ($4,534) ($4,119) $250 ($8,403) 2019 Pro Forma Core Financial Reconciliation 2020 Pro Forma Core Financial Reconciliation Quarterly Financials YTD Full Year Quarterly Financials YTD ($ shown in 000s) Q1' 19 Q2' 19 Q3' 19 Q4' 19 Q3' 19 2019 Q1' 20 Q2' 20 Q3' 20 Q3' 20 Revenues $19,811 $16,995 $17,900 $17,601 $54,706 $72,307 $15,758 $15,431 $18,338 $49,527 Deposit Servicing Fee Adjustment (3,131) (2,437) (2,665) (2,736) (8,234) (10,970) 0 0 0 0 Fraud Reimbursement Adjustment - Revenue 0 0 0 0 0 0 (123) 120 (96) (99) Pro Forma Core Revenues $16,680 $14,558 $15,235 $14,865 $46,472 $61,337 $15,635 $15,551 $18,242 $49,428 Operating Expense 18,444 21,129 20,725 19,310 60,298 79,608 19,891 19,144 17,728 56,763 Fraud Reimbursement Adjustment - Expense (838) (965) (2,662) (188) (4,465) (4,653) (123) 120 (96) (99) Merger / Dept of ED Settlement Expenses 0 0 (1,000) (1,100) (1,000) (2,100) (50) (25) (377) (452) Pro Forma Core Operating Expenses $17,606 $20,164 $17,063 $18,022 $54,833 $72,855 $19,718 $19,239 $17,255 $56,212 Pro Forma Core Income / (Loss) Before Taxes & Interest ($926) ($5,606) ($1,828) ($3,158) ($8,360) ($11,518) ($4,083) ($3,688) $987 ($6,784) Interest Expense 0 0 132 403 132 535 394 399 353 1,146 Pro Forma Core Pre-Tax Income / (Loss) ($926) ($5,606) ($1,960) ($3,561) ($8,492) ($12,053) ($4,477) ($4,087) $634 ($7,930) Taxes 7 7 7 6 21 27 7 7 7 21 Pro Forma Core Net Income / (Loss) ($933) ($5,613) ($1,967) ($3,567) ($8,513) ($12,080) ($4,484) ($4,094) $627 ($7,951) 2019 Pro Forma Core EBITDA Reconciliation 2020 Pro Forma Core EBITDA Reconciliation Quarterly Financials YTD Full Year Quarterly Financials YTD ($ shown in 000s) Q1' 19 Q2' 19 Q3' 19 Q4' 19 Q3' 19 2019 Q1' 20 Q2' 20 Q3' 20 Q3' 20 Pro Forma Core Pre-Tax Income ($926) ($5,606) ($1,960) ($3,561) ($8,492) ($12,053) ($4,477) ($4,087) $634 ($7,930) Addback Interest 0 0 132 403 132 535 394 399 353 1,146 Addback of Depreciation & Amortization 1,464 1,442 3,187 3,195 6,093 9,288 3,180 3,045 2,605 8,830 Pro Forma Core EBITDA $538 ($4,164) $1,358 $37 ($2,267) ($2,230) ($903) ($643) $3,592 $2,046 Reconciliation to Pro Forma Core Financials Source: Company management Note: Q3’20 financial metrics are preliminary and subject to change Pro Forma Core Adjustments 1 Pro Forma adjustment to revenue to reflect BMT’s current deposit servicing agreement in all periods, whereby BMT receives of 1.50% for deposit servicing plus 1.50% for NIM Sharing 2 Pro Forma adjustment to revenue to reflect BMT’s current deposit servicing agreement in all periods, whereby BMT is reimbursed for operating losses stemming from fraud related transactions. Additionally, fraud reimbursement (and expense) is netted out of revenue (and expense in applicable periods). 3 Adjustment to remove non - core/nonrecurring merger and Department of Education settlement expenses related to legacy Higher One business now assumed by BankMobile 1 2 2 3 4 Pro Forma Core Revenues minus Pro Forma Core Operating Expenses 4 Revenues and expenses have been presented on a “pro forma core” basis to illustrate past periods as if the current deposit servicing agreement had been in place, and to remove non - recurring, one - time costs for merger expenses and Department of Education settlement

46 | Reconciliation to Non - GAAP Financial Measures Source: BankMobile management projections Note: 2021 – 2022 forecasted figures incorporate additional public company cost upon consummation of the transaction. Forward lo oking financial projections assume white label business achieves significant forecasted growth. These figures are subject to significant busi nes s, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management. 1) Refer to Reconciliation to Pro Forma Core Financials on page 45 2) Reflects cost of intercompany debt ($ shown in millions) 2019 Pro Forma Core (1) 2020E 2021E 2022E Pro Forma Core Pre-Tax Income ($12.1) ($9.3) $6.2 $33.3 Addback of Interest Expense 0.5 1.4 0.6 0.3 Addback of Depreciation & Amortization 9.3 11.7 14.7 16.7 Pro Forma Core EBITDA ($2.2) $3.8 $21.5 $50.3 Pro Forma Core EBITDA ($2.2) $3.8 $21.5 $50.3 Pro Forma Core Revenue 61.3 66.9 104.0 144.4 Pro Forma Core EBITDA Margin (4%) 6% 21% 35% (2)

47 | 2020E BankMobile Estimated Debt at Closing $40.0 Trust Cash Allocated for Debt Paydown (1) (8.8) Pro Forma Estimated Debt at Closing $31.2 Beginning BankMobile Cash $16.8 Less: BankMobile Excess Cash Used in Cash Consideration (2) (11.8) Plus: Cash Held in MFAC Trust Allocated to Balance Sheet 10.0 Estimated Closing Cash on Balance Sheet $15.0 Pro Forma Estimated Debt at Closing $31.2 Less: Estimated Closing Cash on Balance Sheet 15.0 Estimated Net Debt at Close $16.2 2020 Pro Forma Core EBITDA 3.8 Net Leverage Ratio (Net Debt / 2020 Pro Forma Core EBITDA) 4.2x Reconciliation to Non - GAAP Financial Measures (Continued) Source: BankMobile management projections 1) Assumes $27.7mm cash held in escrow at MFAC related to existing MFAC investors will not be redeemed upon Transaction closing; Assumes 50% of trust cash in excess of $10.0mm will serve as proceeds used to partially paydown existing intercompany debt 2) Cash held by BankMobile in excess of $5.0mm will serve as additional cash consideration to Customers Bank